Supplement dated October 2, 2006

to Prospectuses dated May 1, 2006 for

Pruco Life Variable Universal Account

Pruco Life of New Jersey Variable Appreciable Account

on behalf of

PruLife® Adviser Select Contracts

This supplement describes a name change of underwriting class found in the tables of the SUMMARY OF CHARGES AND EXPENSES section and the hypothetical illustrations of the ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS section.

The name change does not affect the structure or underwriting requirements of the underwriting class and will not cause any change to the provisions in your Contract or any representations in the prospectus relating to underwriting classes.

The name of the underwriting class, for Contracts with application dates on or after October 2, 2006, will change as follows:

Preferred Plus changes to Preferred Non-Tobacco

The underwriting class name will not change for Contracts with application dates prior to October 2, 2006.

UCLASSSUP102 Ed. 10/2006